SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported) February 15, 2002

                                 INTERIORS, INC.
             (Exact name of registrant as specified in its charter)



                                    Delaware
         (State or other jurisdiction of incorporation or organization)



                  0-24352                         13-3590047
          (Commission File Number)          (IRS Employer Identification Number)


                                91 French Avenue
                         Braintree, Massachusetts 02184
                    (Address of principal executive offices)

                                 (781) 848-2133
              (Registrant's telephone number, including area code)

Item 4.           Change in Registrant's Certifying Accountant

     The Registrant filed a Form 8-K with Date of Report of February 15 , 2002, filed February 15 , 2002, so as to indicate under Item 4 that there had been a change in the Registrant's certifying accountant. In accordance with Registrant's representations made in Item 4 of such Form 8-K, the Registrant herewith encloses by way of Exhibit 99 a copy of Arthur Andersen LLP's February 26, 2002 letter addressed to the SEC.

Item 7.           Financial Statements and Exhibits

Financial Statements

         None.

Exhibit No.               Description

   99                     Copy of Arthur Andersen letter to SEC dated February
                          26, 2002



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                INTERIORS, INC.



                                          By:/s/ Mark Allen
                                                 -------------------
                                                 Mark Allen
                                                 President
Date: March 4, 2002